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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - AUGUST 1, 2003


                       ONCOR ELECTRIC DELIVERY TRANSITION
                                BOND COMPANY LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                  333-91935                    75-2851358
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


     ENERGY PLAZA, 1601 BRYAN STREET, SUITE 2-023, DALLAS, TEXAS 75201-3411
          (Address of principal executive offices, including zip code)


        REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-5711


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     The Registrant registered transition bonds under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-91935) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 12 p.m. on July 2, 2003 (the "Effective Date"). The transition bonds are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933. This Current Report on Form 8-K discloses the use of a revised Preliminary Term Sheet and Computational Materials which have been provided after the Effective Date to prospective investors in connection with a proposed $500,000,000 offering of transition bonds pursuant to the Registration Statement. This revised Preliminary Term Sheet and Computational Materials is filed as Exhibit 99 hereto.

     The information contained in the revised Preliminary Term Sheet and Computational Materials is preliminary and may be superseded by the information contained in the final Prospectus and related Prospectus Supplement for the transition bonds and by any other information subsequently filed with the Securities and Exchange Commission.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    Exhibit No.    Description
    -----------    -----------

       (a)         Financial Statements of businesses acquired:

                   Not applicable.

       (b)         Pro forma financial information:

                   Not applicable.

       (c)         Exhibits:

                   99 Preliminary Term Sheet and Computational Materials, as revised, for a proposed $500,000,000 offering of transition bonds pursuant to the Registration Statement.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ONCOR ELECTRIC DELIVERY TRANSITION
                                           BOND COMPANY LLC


                                         By: /s/ Marc D. Moseley
                                             ------------------------------
                                                 Marc D. Moseley
                                                 Manager

Date:  August 1, 2003


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                                  EXHIBIT INDEX

                    The following exhibit is filed herewith:

Exhibit No.
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    99          Preliminary Term Sheet and Computational Materials, as revised, for a proposed $500,000,000 offering of transition bonds pursuant to the Registration Statement.


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